SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

                           FILED BY THE REGISTRANT /X/
                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           CHECK THE APPROPRIATE BOX:
                        /X/  PRELIMINARY PROXY STATEMENT
      / /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                                  14A-6(E)(2))
                         / /  DEFINITIVE PROXY STATEMENT
                      / /  DEFINITIVE ADDITIONAL MATERIALS
       / /  SOLICITING  MATERIAL  PURSUANT TO 240.14A-11(C) OR 240.14A-12

                                  PHOTOLOFT.COM
                                  -------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         ______________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              /X/  NO FEE REQUIRED

  / /  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11

     (1)     TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:


         (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:


      (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE
           FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

                     _______________________________________
               (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

                     _______________________________________
                               (5) TOTAL FEE PAID:

                     _______________________________________
               / / FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

 / / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER,
               OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                           (1) AMOUNT PREVIOUSLY PAID:

                     _______________________________________
                (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

                     _______________________________________
                                (3) FILING PARTY:

                     _______________________________________
                                 (4) DATE FILED:

                     _______________________________________

                                  PHOTOLOFT.COM
                             300 ORCHARD CITY DRIVE
                          CAMPBELL,  CALIFORNIA  95008



To  The  Stockholders:

     Our Board of Directors is hereby seeking your approval for proposed amendments to our Articles of Incorporation by the solicitation of written consents in lieu of a meeting of stockholders (the "Consent Solicitation"). No meeting of stockholders is being held in connection with this Consent Solicitation.

     In this Consent Solicitation, you are being asked to approve proposed amendments to our Articles of Incorporation to (i) change our name to "PhotoLoft, Inc." and (ii) increase the number of authorized shares of our common stock from 50,000,000 to 200,000,000. The Board of Directors unanimously recommends that you vote FOR the amendments authorizing our name change and FOR the amendment authorizing the increase in the number of authorized shares of our common stock.

     The Consent Solicitation Statement on the following pages describes the matters being presented to you in this Consent Solicitation.

     The Board of Directors hopes that you will have your Common Stock represented by signing, dating and returning your consent in the enclosed envelope as soon as possible. If you submit a properly executed consent within ten (10) days of the delivery of the first dated consent delivered to the Company (as such date may be extended by the Board of Directors), your Common Stock will be voted in favor of the proposed amendments. If you fail to timely return a property executed consent to us, your inaction will have the practical effect of voting against the proposed amendments.




                                        Jack  Marshall
                                        Chief  Executive  Officer

July __,  2000

                                  PHOTOLOFT.COM
                              300 Orchard City Dr.
                          Campbell,  California  95008
                               __________________

                         CONSENT SOLICITATION STATEMENT
                                  July  _, 2000


                               GENERAL INFORMATION

Information  Regarding  Consents

     This Consent Solicitation Statement is furnished in connection with the solicitation of stockholder consents by our Board of Directors, in lieu of a meeting of stockholders, in connection with proposed amendments to our Articles of Incorporation (the "Consent Solicitation"). Only stockholders of record at the close of business on June 15, 2000 (the "Record Date") will be entitled to submit a consent. It is anticipated that this Consent Solicitation Statement and accompanying consent will first be mailed to our stockholders on or about July 3, 2000.

     We are incorporated in the State of Nevada and are therefore subject to Title 7 of the Nevada Revised Statutes (the "NRS"). Section 78.320 of the NRS permits our stockholders to take action without a meeting if consents in writing, setting forth the action so taken, are signed by stockholders holding at least a majority of the voting power of Photoloft.com. The Board of Directors has determined that the minimum necessary votes must be received by us within 10 days of the date on which we receive the first such written consent; however, such date may be extended by the Board of Directors in its sole discretion. Accordingly, if within 10 days following our receipt of the first written consent approving the proposed amendments (unless such period is extended), we receive executed consents approving the proposed amendment from the holders of a majority of the issued and outstanding shares of our common stock, and those consents have not been revoked, our stockholders will be deemed to have approved the proposed amendments. We intend to file an amendment to our Articles of Incorporation as soon as practicable following the receipt of the necessary consents.

     All written consents received by us, regardless of when dated, will expire unless valid, written, unrevoked consents constituting the necessary vote for approval of the proposed amendment are received by us within 10 days of the date of the first such consent (unless such period is extended by the Board of Directors). A consent executed by a stockholder may be revoked at any time provided that a written, dated revocation is executed and delivered to us on or prior to the time at which we receive written consents sufficient to approve the proposed amendment. A revocation may be in any written form validly signed by the stockholder as long as it clearly states that the consent previously given is no longer effective. The revocation should be sent to Ms. Lisa Marshall, Corporate Secretary, PhotoLoft.com, 300 Orchard City Drive, Campbell, California 95008.

     We will pay costs of solicitation of consents. In addition to soliciting consents by mail, our officers, directors and other regular employees, without additional compensation, may solicit consents personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward consent soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

Record  Date  and  Voting  Rights

     Only stockholders of record of our Common Stock as of the close of business on June 15, 2000 (the "Record Date") will be entitled to submit a consent on the accompanying form. On that date, there were listed as outstanding 18,295,963 shares of Common Stock. Each share of Common Stock is entitled to one vote in the Consent Solicitation. Consents evidencing a majority of the shares entitled to vote are required in order to approve the proposed amendments being submitted to you for approval in the Consent Solicitation. To be counted toward the majority required for approval of the proposed amendments, a consent must be delivered to us within 10 days of the delivery of the first dated consent
(unless  such  period  is  extended  by  the  Board  of  Directors).

Security  Ownership  of  Certain  Beneficial  Owners  and  Management

     The following table sets forth certain information as of the Record Date, relating to the beneficial ownership of our Common Stock by (i) all persons known by us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and executive officers , and (iii) all of our executive officers and directors as a group.

     The percentages of total shares of common stock set forth below assume that only the indicated person or group has exercised any options and warrants that may be exercisable within 60 days of the Record Date and do not reflect the percentage of common stock that would be calculated if all other holders of currently exercisable options or warrants had exercised their securities.

     Unless otherwise indicated in the footnotes to the table, (1) the following individuals have sole voting and sole investment control with respect to the shares they beneficially own and (2) unless otherwise indicated, the address of each beneficial owner listed below is c/o PhotoLoft.com, 300 Orchard City Dr., Campbell, California 95008.

NAME OF BENEFICIAL OWNER                      NUMBER OF SHARES   PERCENT OF
EXECUTIVE OFFICERS AND DIRECTORS:            BENEFICIALLY OWNED     CLASS
------------------------------------------  ---------------------  -----------
Jack Marshall                                        3,033,817(1)        15.8%
------------------------------------------  ---------------------  -----------
Christopher McConn                                     879,639(2)         4.8%
------------------------------------------  ---------------------  -----------
Lisa Marshall                                          327,735(3)         1.8%
------------------------------------------  ---------------------  -----------
Robert Free                                             56,250(4)           *
------------------------------------------  ---------------------  -----------
Kay Wolf Jones                                         342,540(5)         1.9%
------------------------------------------  ---------------------  -----------
Patrick Dane                                           191,322(6)           *
------------------------------------------  ---------------------  -----------
John Marshall                                          772,080(6)         4.2%
------------------------------------------  ---------------------  -----------
Terren Peizer                                                -              -
------------------------------------------  ---------------------  -----------
All directors and executive officers as a            5,603,383(7)        28.5%
group (eight persons)
                                            ---------------------  -----------
OTHER 5% STOCKHOLDERS:
                                            ---------------------  -----------
Intellect Capital Group, LLC                        29,116,392(8)        61.4%
11111 Santa Monica Boulevard
Suite 650
Los Angeles, CA 90025
                                            ---------------------  -----------
George Perlegos                                      2,270,063           12.4%
                                            ---------------------  -----------
Friedlanir International Ltd.                        1,202,400(9)         6.4%
------------------------------------------  ---------------------  -----------

*     Less  than  one  percent.

     Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

     John Marshall is the father of Jack and Lisa Marshall, who are brother and sister.

     (1) Includes 916,539 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (2) Include 179,713 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (3) Includes 14,675 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (4) Includes 56,250 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (5) Includes 23,647 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (6) Includes 88,911 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (7) Includes 1,368,646 shares of common stock subject to options that are exercisable within 60 days of June 15, 2000.

     (8) The number of shares for Intellect Capital Group, LLC includes 28,716,392 shares of common stock issuable as of June 15, 2000, upon conversion of 900 shares of the Company's Series B Convertible Preferred Stock (the "Preferred Shares"). On or before July 7, 2000, at such date as may be selected by Intellect Capital Group, LLC, the Preferred Shares shall be converted into 50% of our then-outstanding common stock following the conversion, on a fully-diluted basis. As of June 15, 2000, excluding the Preferred Shares, we had 28,716,392 shares of common stock outstanding on a fully-diluted basis. Thus, if Intellect Capital Group, LLC had converted the Preferred Shares on June 15, 2000, it would obtain 28,716,392 shares of our common stock. Also includes 400,000 shares of common stock subject to warrants owned by a related entity, that are exercisable within 60 days of June 15, 2000.

     (9) Includes 400,800 shares of common stock subject to warrants that are exercisable within 60 days of June 15, 2000.

           PROPOSAL ONE - CHANGE OF COMPANY NAME TO "PHOTOLOFT, INC."


General

     Our Board of Directors has unanimously approved a resolution to amend our Articles of Incorporation to change our name to "PhotoLoft, Inc.". The name change will be effected by an amendment to our Articles of Incorporation, and such change will become effective upon the filing of a Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada in the form of Exhibit "A" in this Consent Solicitation Statement.

Reason  for  Name  Change

     We have recently embarked on a new business model that is based on a shift in our primary target customer from consumers to organizations (both traditional retailers and online) that service the photograph and digital-imaging consumer. With our proprietary technology, we are looking to become a leading developer And provider of digital-imaging Internet infrastructure technology to the traditional retail photofinishing, professional/event photographic and online photosharing industries. We believe that changing our name from "PhotoLoft.com" to "PhotoLoft, Inc." reflects this shift in our business focus.

Recommendation  and  Vote

     The Proposal must be approved by holders of a majority of our outstanding shares of Common Stock entitled to vote in the Consent Solicitation.

     The Board recommends that you vote FOR approval of an amendment to the Articles of Incorporation which provides for the change of our name to "PhotoLoft, Inc."

  PROPOSAL TWO - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION FOR INCREASE
                         IN AUTHORIZED NUMBER OF SHARES


General

     Our Board of Directors has unanimously approved a resolution to amend our Articles of Incorporation to increase our authorized shares of common stock from 50,000,000 to 200,000,000. The increase of authorized shares of Common Stock will be effected by an amendment to our Articles of Incorporation, and such increase will become effective upon the filing of a Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada in the form of Exhibit "A" in this Consent Solicitation Statement.

Reasons  for  Increase  of  Authorized  Shares

     The number of shares of common stock issued and outstanding as of this Consent Solicitation Statement is 18,295,963, which number is less than the currently authorized 50,000,000 shares. However, over the last few months, we have issued warrants, options, and convertible securities for financing purposes ("Convertible Securities"), and if such Convertible Securities were immediately converted into shares of common stock the number of outstanding shares would increase to approximately 65,000,000.

     Accordingly, an increase in the number of authorized shares of common stock is necessary in order for us to satisfy our legal obligations to the holders of the Convertible Securities. In addition, the Board of Directors has determined that it would be in our best interests to further increase the number of authorized shares of common stock to 200,000,000. We believe that having such additional shares available for issuance will enable us to take prompt action on such corporate opportunities as may materialize in the future if the Board of Directors deems such issuance to be in our best interest. The disadvantage of such increase is that any additional issuances of common stock will dilute the percentage of Photoloft.com owned by existing stockholders. The additional California and Nevada franchise tax with respect to the additional shares is minimal. Approval of this proposal will increase the number of shares of common stock available for issuance by us to such 200,000,000 limit.

Recommendation  and  Vote

     The Proposal must be approved by holders of a majority of our outstanding shares of common stock entitled to vote in the Consent Solicitation.

     The Board recommends that you vote FOR approval of an increase to the authorized number of shares and an amendment to our Articles of Incorporation which provides for an increase for the authorized number of shares of common stock from 50,000,000 to 200,000,000.

                           ANNUAL AND QUARTERLY REPORTS

     A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999, AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31,
2000, EACH AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING EXHIBITS), MAY BE OBTAINED YOU WITHOUT CHARGE BY WRITING TO 300 ORCHARD CITY DRIVE, CAMPBELL, CALIFORNIA 95008, ATTENTION: CORPORATE SECRETARY.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                                 PHOTOLOFT.COM,
                              A NEVADA CORPORATION


I, Jack Marshall, the President, Treasurer, Chief Executive Officer and Director of PHOTOLOFT.COM, do hereby certify:

1. That the Board of Directors of said corporation by unanimous written consent dated as of June 8, 2000, adopted a resolution to amend the original articles as follows:

     Article  I  is  hereby  amended  to  read,  in  its  entirety,  as follows:

     "The  name  of  the  Corporation  shall  be  PhotoLoft,  Inc."

     Article  IV  is  hereby  amended  to  read,  in  its  entirety, as follows:

     "Common. The aggregate number of common shares which this Corporation shall have authority to issue is 200,000,000 shares of Common Stock having a par value of $.001 per share. All Common Stock of the Corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid Common Stock of this Corporation shall not be liable to any further call or assessment.

     Preferred. The Corporation shall be authorized to issue 500,000 shares of Preferred Stock having a par value of $.001 per share and with such rights, preferences and designations determined by the Board of Directors."

2. That the number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation at the time of the adoption of this amendment was is _________________.

3. That the said change(s) and amendment have been consented to and approved by the required vote of the shareholders in accordance with Section 78.320(2) of the Nevada Revised Statutes. The number of shares voting in favor of this amendment was ____________, which constituted a majority of the shares outstanding and entitled to vote thereon.



Dated:  ______________,  2000          ________________________________
                                       Jack  Marshall
                                       President,  Treasurer,  Chief  Executive
                                       Officer  and  Director




STATE  OF:   California     )
                            )  ss
COUNTY  OF:  Santa  Clara   )


     On  _________________,  2000, before me __________________________________, personally appeared Jack Marshall / / personally known to me - OR - / / proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS  my  hand  and  official  seal,


_____________________          (Seal)
Signature  of  Notary

                          [CONSENT - PRELIMINARY COPY]


                       ACTION BY MAJORITY WRITTEN CONSENT
                               OF STOCKHOLDERS OF
                                 PHOTOLOFT.COM,
                              A NEVADA CORPORATION


          THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, being a holder of record of Photoloft.com, a Nevada corporation (the "Corporation"), as of the close of business on ______________, hereby takes the following action, with respect to all stock of the Corporation held by the undersigned, in connection with the solicitation by the Board of Directors of the Corporation of written consents, pursuant to Section 78.320 of the Nevada Revised Statutes, to the amendments to the Articles of Incorporation of the Corporation described in the Company's Consent Solicitation Statement dated _____________,2000 without a meeting:

                    (Place  an  "X"  in  the  appropriate  box)

     The Board of Directors recommends that Stockholders CONSENT to the proposed amendments.

Name  Change  to  "PhotoLoft,  Inc.":

    CONSENT [  ]               CONSENT WITHHELD [  ]              ABSTAIN [ ]

Increase  in  Authorized  Shares  of  Common  Stock to 200,000,000:

    CONSENT [  ]               CONSENT WITHHELD [  ]              ABSTAIN [ ]

     If no box is marked with respect to either of the actions described above, the undersigned will be deemed to have consented to the proposed amendment.

                         Dated: _________________, 2000


                          _____________________________
                                  Signature(s)

Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.